UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): November 5, 2012
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
5215 N. O’Connor Blvd., Suite 1400 Irving, Texas 75039 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 6, 2012, Nexstar Broadcasting Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2012. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

On November 5, 2012, the Company issued a press release announcing that its wholly-owned subsidiary, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), has entered into a definitive agreement to acquire the assets of KGPE, the CBS affiliate in the Fresno, California market, and KGET, the NBC/CW affiliate, and KKEY-LP, the low powered Telemundo affiliate, both in the Bakersfield, California market, from Newport Television, LLC (“Newport”) for $35.4 million, subject to adjustments for working capital acquired. Additionally, the press release announced that Nexstar Broadcasting and Mission Broadcasting, Inc. (“Mission”) have entered into definitive agreements to acquire the assets of WFFF, the FOX affiliate, and WVNY, the ABC affiliate, both in the Burlington, Vermont market, from Smith Media, LLC for a total of $17.1 million, subject to adjustments for working capital acquired. The Company and Mission intend to finance these acquisitions through borrowings under their senior secured credit facilities. The acquisitions are subject to Federal Communications Commission (“FCC”) approval and other customary approvals. The Company, assuming the previously described approvals are obtained, expects these acquisitions to close in the first quarter of 2013. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

As previously reported by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2012, Nexstar Broadcasting and Mission entered into definitive agreements to acquire the assets of twelve television stations in eight markets and Inergize Digital Media operations from Newport for $285.5 million, subject to adjustments for working capital acquired (the “Initial Newport Acquisition”). The Company has received notification from the FCC that Nexstar Broadcasting’s Initial Newport Acquisition is approved. Mission’s FCC public comment period for the Initial Newport Acquisition has closed without a creditable objection.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Nexstar Broadcasting Group, Inc. dated November 6, 2012.
99.2	Press Release of Nexstar Broadcasting Group, Inc. dated November 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: November 6, 2012	Name:	Thomas E. Carter
	Title:	Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Nexstar Broadcasting Group, Inc. dated November 6, 2012.
99.2	Press Release of Nexstar Broadcasting Group, Inc. dated November 5, 2012.